Coopers
& Lybrand                                              Coopers & Lybrand L.L.P.


                                                       a professional services
                                                       firm


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-3 of our report dated January 26, 1998, on our audits of the financial statements and financial statement schedules of HSB Group, Inc.





/s/ Coopers & Lybrand L.L.P.
Hartford, Connecticut
May 19, 1998